NATIONAL HEALTH INVESTORS, INC.
RECONCILIATION OF FUNDS FROM OPERATIONS, NORMALIZED FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS, AND FUNDS AVAILABLE FOR DISTRIBUTION WITH AMOUNTS PREVIOUSLY REPORTED
(in thousands, except share and per share amounts)

	Previously Reported	Currently Reported
	Year Ended	Year Ended
	December 31, 2012	December 31, 2012
Net income attributable to common stockholders	$90,731	$90,731
Elimination of certain non-cash items in net income:
Real estate depreciation in continuing operations	13,182	14,772
Real estate depreciation related to noncontrolling interest	(68)	(87)
Real estate depreciation in discontinued operations	2,209	2,209
Net gain on sales of real estate	(11,966)	(11,966)
Funds from operations	$94,088	$95,659
Investment gains	(4,760)	(4,760)
Non-cash write-off of straight-line rent receivable	963	963
Expenses related to abandoned capital offering	297	297
Acquisition costs under business combination accounting	—	—
Legal settlement	365	365
Loan impairments (recoveries), net	(2,195)	(2,195)
Other items, net	(271)	(271)
Normalized FFO	$88,487	$90,058
Straight-line lease revenue, net	(3,664)	(3,664)
Amortization of debt issuance costs		320
Non-cash write-off of straight-line rent receivable	(963)	(963)
Normalized AFFO	$83,860	$85,751
Non-real estate depreciation in continuing operations	1,590	—
Non-real estate depreciation related to noncontrolling interest	(19)	—
Non-cash stock based compensation	2,168	2,168
Normalized FAD	$87,599	$87,919

BASIC
Weighted average common shares outstanding	27,811,813	27,811,813
FFO per common share	$3.38	$3.44
Normalized FFO per common share	$3.18	$3.24
Normalized AFFO per common share	$3.02	$3.08
Normalized FAD per common share	$3.15	$3.16

DILUTED
Weighted average common shares outstanding	27,838,720	27,838,720
FFO per common share	$3.38	$3.44
Normalized FFO per common share	$3.18	$3.23
Normalized AFFO per common share	$3.01	$3.08
Normalized FAD per common share	$3.15	$3.16

NATIONAL HEALTH INVESTORS, INC.
RECONCILIATION OF FUNDS FROM OPERATIONS, NORMALIZED ADJUSTED FUNDS FROM OPERATIONS, AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION WITH AMOUNTS PREVIOUSLY REPORTED (CONTINUED)
(in thousands, except share and per share amounts)

	Previously Reported For 2013		Currently Reported For 2013
	Three Months Ended		Three Months Ended
	June 30,	September 30,	June 30,	September 30,
Net income attributable to common stockholders	$19,920	$42,744	$19,920	$42,744
Elimination of certain non-cash items in net income:
Real estate depreciation in continuing operations	3,985	5,079	4,558	5,732
Real estate depreciation related to noncontrolling interest	(68)	(199)	(87)	(226)
Real estate depreciation in discontinued operations	—	—	—	—
Net gain on sales of real estate	—	(19,370)	—	(19,370)
Funds from operations	$23,837	$28,254	$24,391	$28,880
Debt issuance costs expensed due to credit facility modifications	353	—	353	—
Acquisition costs under business combination accounting	208	—	208	—
Loan impairments (recoveries), net	—	(2,061)	—	(2,061)
Normalized FFO	$24,398	$26,193	$24,952	$26,819
Straight-line lease revenue, net	(1,413)	(1,713)	(1,413)	(1,713)
Amortization of debt issuance costs			404	110
Normalized AFFO			$23,943	$25,216
Non-real estate depreciation in continuing operations	573	653	—	—
Non-real estate depreciation related to noncontrolling interest	(19)	(27)	—	—
Non-cash stock based compensation	253	253	253	253
Normalized FAD	$23,792	$25,359	$24,196	$25,469

BASIC
Weighted average common shares outstanding	27,876,176	27,876,176	27,876,176	27,876,176
FFO per common share	$.86	$1.01	$.87	$1.04
Normalized FFO per common share	$.88	$.94	$.90	$.96
Normalized AFFO per common share			$.86	$.90
Normalized FAD per common share	$.85	$.91	$.87	$.91

DILUTED
Weighted average common shares outstanding	27,913,727	27,905,545	27,913,727	27,905,545
FFO per common share	$.85	$1.01	$.87	$1.03
Normalized FFO per common share	$.87	$.94	$.89	$.96
Normalized AFFO per common share			$.86	$.90
Normalized FAD per common share	$.85	$.91	$.87	$.91

NATIONAL HEALTH INVESTORS, INC.
RECONCILIATION OF FUNDS FROM OPERATIONS, NORMALIZED ADJUSTED FUNDS FROM OPERATIONS, AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION WITH AMOUNTS PREVIOUSLY REPORTED (CONTINUED)
(in thousands, except share and per share amounts)

	Previously Reported For 2013			Currently Reported For 2013
	Year To Date Period Ended			Year To Date Period Ended
	June 30,	September 30,	December 31,	June 30,	September 30,	December 31,
Net income attributable to common stockholders	$35,663	$78,408	$106,183	$35,663	$78,408	$106,183
Elimination of certain non-cash items in net income:
Real estate depreciation in continuing operations	7,868	12,947	17,646	8,973	14,705	20,101
Real estate depreciation related to noncontrolling interest	(135)	(334)	(537)	(175)	(401)	(634)
Real estate depreciation in discontinued operations	—	—	557	—	—	557
Net gain on sales of real estate	—	(19,370)	(22,258)	—	(19,370)	(22,258)
Funds from operations	$43,396	$71,651	$101,591	$44,461	$73,342	$103,949
Investment gains	—	—	(3,256)	—	—	(3,256)
Debt issuance costs expensed due to credit facility amendments	353	353	416	353	353	416
Acquisition costs under business combination accounting	208	208	208	208	208	208
Loan impairments (recoveries), net	4,037	1,976	1,976	4,037	1,976	1,976
Normalized FFO	$47,994	$74,188	$100,935	$49,059	$75,879	$103,293
Straight-line lease revenue, net	(2,695)	(4,408)	(6,560)	(2,695)	(4,408)	(6,560)
Straight-line lease revenue, net, related to noncontrolling interest	—	—	55	—	—	55
Amortization of debt issuance costs				486	596	706
Normalized AFFO			$94,430	$46,850	$72,067	$97,494
Non-real estate depreciation in continuing operations	1,105	1,758	2,455	—	—	—
Non-real estate depreciation related to noncontrolling interest	(40)	(67)	(97)	—	—	—
Non-cash stock based compensation	1,833	2,086	2,339	1,833	2,086	2,339
Normalized FAD	$48,197	$73,557	$99,127	$48,683	$74,153	$99,833

BASIC
Weighted average common shares outstanding	27,871,120	27,872,805	28,362,398	27,871,120	27,872,805	28,362,398
FFO per common share	$1.56	$2.57	$3.58	$1.60	$2.63	$3.67
Normalized FFO per common share	$1.72	$2.66	$3.56	$1.76	$2.72	$3.64
Normalized AFFO per common share			$3.33	$1.68	$2.59	$3.44
Normalized FAD per common share	$1.73	$2.64	$3.50	$1.75	$2.66	$3.52

DILUTED
Weighted average common shares outstanding	27,907,600	27,906,914	28,397,702	27,907,600	27,906,914	28,397,702
FFO per common share	$1.55	$2.57	$3.58	$1.59	$2.63	$3.66
Normalized FFO per common share	$1.72	$2.66	$3.55	$1.76	$2.72	$3.64
Normalized AFFO per common share			$3.33	$1.68	$2.58	$3.43
Normalized FAD per common share	$1.73	$2.64	$3.49	$1.74	$2.66	$3.52